                                                                      EXECUTION

                    GUARANTEE SUPPLEMENT AND AMENDMENT NO. 1
                                       TO
                                    GUARANTEE

         GUARANTEE SUPPLEMENT AND AMENDMENT NO. 1, dated as of February 6, 2004
(this "Amendment"), to that certain Limited Guarantee, dated as of October 29,
2003 (the "Guarantee") made by GLOBAL SIGNAL INC., a Delaware corporation
("Global Signal"), each of the other parties signatory thereto, in favor of
MORGAN STANLEY ASSET FUNDING INC. (the "Lender").

                                   WITNESSETH:

         WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Guarantee;

         WHEREAS, Global Signal intends to become a Guarantor under the
Guarantee;

         WHEREAS, the Guarantors have requested that the Lender agree to amend the Guarantee as more specifically set forth herein; and

         WHEREAS, the Lender has indicated its willingness to agree to such amendment of the Guarantee on the terms and subject to the satisfaction of the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. Guarantee Supplement.

         (a) Global Signal hereby agrees to all of the provisions of the
Guarantee and, effective on the date hereof, becomes a party to the Guarantee as a "Guarantor" with the same effect as if it were an original signatory to the
Guarantee.

         (b) Subject to the terms and conditions of the Guarantee, Global Signal hereby, unconditionally and irrevocably, guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (c) Global Signal hereby represents and warrants that the
representations and warranties contained in Section 10 of the Guarantee are true and correct on the date of this Amendment; provided, with respect to Global
Signal, all references in Section 10 of the Guarantee to (i) "company power"
shall be a reference to "corporate power", and (ii) "company or partnership power" shall be a reference to "corporate power".

         (d) Notwithstanding anything in the Guarantee to the contrary, with respect to Global Signal in its capacity as a Guarantor:

                  (i) the reference in each of Sections 11(b), 11(d) and 11(e)
         of the Guarantee to "the Guarantors shall cause Pinnacle and its
         Subsidiaries to" shall be deemed to be to "Global Signal shall and shall cause each of its Subsidiaries to";

                  (ii) the reference in Section 11(f) of the Guarantee to "the
         Guarantors shall cause Pinnacle and its consolidated Subsidiaries to"
         shall be deemed to be to "Global Signal shall and shall cause its consolidated Subsidiaries to"; and

                  (iii) the reference in Section 11(g) of the Guarantee to "the
         Guarantors shall not permit Pinnacle to" shall be deemed to be to
         "Global Signal shall not".

         SECTION 2. Amendment. As of the Effective Date (as defined in Section 3 hereof), the Guarantee is hereby amended as follows:

         (a) Section 11(f)(ii) of the Guarantee is hereby amended by deleting the reference to "$450,000,000" in the proviso therein and inserting, in lieu thereof, "$625,000,000, which amount shall be inclusive of all Consolidated
Indebtedness with respect to the Term Loans and the Securitization of Pinnacle
Towers Inc.'s Towers."

         (b) Section 11(g)(iii) of the Guarantee is hereby amended by deleting the reference to "5.625:1" in the proviso therein and inserting, in lieu thereof, "6:1".

         (c) Section 12 of the Guarantee is hereby amended by adding the following sentence immediately prior to the end thereof:

         "Notwithstanding anything herein or in any other Loan Document to the contrary, upon the effective date of the Global Signal IPO, as declared by the Securities and Exchange Commission with respect to such Global
         Signal IPO, this Section 12 and the terms and conditions hereof shall no longer have any force or effect with respect to Global Signal and its obligations and liabilities hereunder or under any other Loan
         Document, including, without limitation, the Investor Pledge
         Agreement."

         (d) The Guarantee is hereby amended by adding the following Section 23 immediately after Section 22 thereof:

         "23. Release. Notwithstanding anything herein or in any other Loan
         Document to the contrary, upon the effective date of the Global Signal
         IPO, as declared by the Securities and Exchange Commission with respect to such Global Signal IPO, so long as no Default or Event of Default shall have occurred and is then continuing, the Lender hereby releases each Guarantor, other than Global Signal, from all of its obligations and liabilities hereunder, and all such obligations and liabilities shall automatically terminate. At Global Signal's cost and expense, the
         Lender shall take all such action as may be reasonably requested by any such Guarantor to evidence such release and termination."

         SECTION 3. Conditions Precedent to the Effectiveness of this Amendment.
This Amendment shall become effective as of the date hereof (the "Effective
Date") provided that each of the following conditions precedent shall have been satisfied on or before such date:

         (a) This Amendment. The Lender shall have received this Amendment, executed and delivered by a duly authorized officer of each party hereto.

         (b) Amendment No. 1 to the Credit Agreement. The "Effective Date" (as
such term is defined therein) shall have occurred in accordance with the terms and conditions of Amendment No. 1 to the Credit Agreement, dated as of the dated hereof.

         (c) Representations and Warranties. As of the date hereof, each of the representations and warranties made by the Borrower and each other Loan Party signatory hereto in Section 4 hereof or in or pursuant to the other Loan
Documents to which it is a party shall be true and correct in all material respects on and as of such date as if made on and as of such date ((i) except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and (ii) any such representation and warranty which would be untrue as a result of any event, circumstances, occurrence or condition constituting a Permitted Exception, unless such event, circumstances, occurrence or condition would reasonably be expected to have a
Material Adverse Effect).

         (d) No Default or Event of Default. No Default or Event of Default
shall have occurred and be continuing or shall occur after giving effect to this
Amendment.

         SECTION 4. Representations and Warranties. To induce the Lender to enter into this Amendment, each Guarantor hereby represents and warrants to the
Lender:

         (a) Representations and Warranties. As of the date hereof, each of the representations and warranties made by such Guarantor in this Section 4 or in or pursuant to any other Loan Document is true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

         (b) No Default or Event of Default. No Default or Event of Default has
occurred and is continuing or will occur after giving effect to this Amendment.

         SECTION 5. Reference to and Effect on the Loan Documents. As of the
Effective Date, any reference in any Loan Document to the Guarantee shall be to the Guarantee, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts
(including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Lender.

         SECTION 7. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 8. Integration. This Amendment and the other Loan Documents represent the agreement of the Guarantors and the Lender with respect to the subject matter hereof, and there are no

promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                       [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                GLOBAL SIGNAL INC.

                                By:  /s/ William T. Freeman
                                    ------------------------------------------
                                      Name:  William T. Freeman
                                      Title: Chief Financial Officer

                                FORTRESS PINNACLE ACQUISITION LLC
                                    By:  FRIT Pinn LLC, its managing member

                                By:   /s/ Randal A. Nardone
                                    ------------------------------------------
                                      Name:  Randal A. Nardone
                                      Title: Vice President and Secretary

                                FRIT PINN LLC

                                By:   /s/ Randal A. Nardone
                                    ------------------------------------------
                                      Name:  Randal A. Nardone
                                      Title: Vice President and Secretary

                     GREENHILL CAPITAL PARTNERS, L.P.
                     By:  GCP, L.P., a Delaware limited partnership, as General
                          Partner
                     By:  Greenhill Capital Partners, LLC, a Delaware limited
                          liability company, as General Partner

                     By:   /s/ Harold J. Rodriguez, Jr.
                          --------------------------------------
                           Name:  Harold J. Rodriguez, Jr.
                           Title: Chief Financial Officer

                     GREENHILL CAPITAL, L.P.

                     By:  GCP, L.P., a Delaware limited partnership, as General
                           Partner
                     By:  Greenhill Capital Partners, LLC, a Delaware limited
                           liability company, as General Partner

                     By:   /s/ Harold J. Rodriguez, Jr.
                          --------------------------------------
                           Name:  Harold J. Rodriguez, Jr.
                           Title: Chief Financial Officer

                     GREENHILL CAPITAL PARTNERS (EXECUTIVES), L.P.

                     By:  GCP, L.P., a Delaware limited partnership, as General
                           Partner
                     By:  Greenhill Capital Partners, LLC, a Delaware limited
                           liability company, as General Partner

                     By:   /s/ Harold J. Rodriguez, Jr.
                          --------------------------------------
                           Name:  Harold J. Rodriguez, Jr.
                           Title: Chief Financial Officer

                     GREENHILL CAPITAL PARTNERS (CAYMAN), L.P.

                     By:  GCP, L.P., a Delaware limited partnership, as Managing
                           General Partner
                     By:  Greenhill Capital Partners, LLC, a Delaware limited
                           liability company, as General Partner

                     By:   /s/ Harold J. Rodriguez, Jr.
                          --------------------------------------
                           Name:  Harold J. Rodriguez, Jr.
                           Title: Chief Financial Officer

MORGAN STANLEY ASSET
     FUNDING INC., as Lender

By:  /s/ Kevin Rodman
    ---------------------------
      Name:  Kevin Rodman
      Title: Director